Exhibit 99.1

Rite Aid’s Acquisition of Jean Coutu USA August 2006

Forward-Looking and Cautionary Statement This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. During today’s presentation forward-looking statements may be made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Consequently, all forward-looking statements made during this presentation are qualified by those risks, uncertainties and other factors. Please reference our SEC filings, which are available on our web site, for a detail description of factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Also during today’s presentation, a non-GAAP financial measure is referenced. The definition and purpose for using this measure and historical and prospective reconciliations to the GAAP measure are in our Form 8-K we furnished to the SEC on June 22, 2006 which is available on our web site.

Agenda Mary Sammons Chairman-Elect, President & Chief Executive Officer Conclusion Q&A Kevin Twomey Executive Vice President, Chief Financial Officer Financial Impact Chris Hall Senior Vice President, Strategic Business Development Synergy Opportunities & Integration Plan Approach Mary Sammons Chairman-Elect, President & Chief Executive Officer Strategic Overview Mary Sammons Chairman-Elect, President & Chief Executive Officer Transaction Summary

Transaction Summary Mary Sammons Chairman-Elect, President & Chief Executive Officer

Transaction Overview Rite Aid has entered into an agreement to acquire all Brooks and Eckerd stores from The Jean Coutu Group; all stores to be re-bannered to Rite Aid All Brooks and Eckerd drugstores (approximately 1,850 stores) Six distribution centers Total consideration paid to The Jean Coutu Group expected to be approximately $3.4 billion $1.45 billion in cash, with financing commitments already in place Expected assumption of Jean Coutu Group’s $850 million Senior Subordinated Notes by Rite Aid, subject to satisfaction of certain conditions(1) 250 million common shares of Rite Aid (current value approximately $1.1 billion)(2) LTM Adjusted EBITDA(3) multiple of 9.2x before net synergies and 6.6x with net synergies(4) Rite Aid expects: Annual net synergies of approximately $150 million 12 months after closing Accretive to EPS 12 months after closing Accelerated usage of $2.3 billion in existing net operating loss carry-forwards (“NOLs”) The expanded Rite Aid shareholder base will be comprised of: Existing Rite Aid shareholders – 68% The Jean Coutu Group – 32% (30% voting power) The Boards of Directors of Rite Aid and The Jean Coutu Group have approved the transaction Expected close could be as early as Rite Aid’s Q4 fiscal 2007 (December 2006 to February 2007) Subject to Rite Aid Stockholder approval Subject to regulatory review (1) If assumed, notes will be guaranteed by all restricted subsidiaries. (2) Based on Rite Aid’s prior one-month average closing price of $4.41 as of 8/23/2006. (3) Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC on August 4, 2006 and in the attached schedule. (4) Assumes $150 million of annual full run-rate net synergies.

Transaction Highlights Significant Increase in Footprint and Operating Scale Creates the Leading Drug Retailer in the Eastern US Value Creation Through Meaningful Synergies Better Positioned to Capture Additional Growth Strong Infrastructure, Superior Operating Experience

Benefits to Key Constituents Opportunity to work for the third largest retail drug store chain in the US New and better tools to help provide superior customer experience More career growth, strong cultural fit Rite Aid’s commitment to be the customer’s first choice for health and wellness products, services and information expanded to more locations and geographies Continued focus on providing excellent and friendly customer service Community involvement Significant value creation opportunity through increased scale and realization of annual full run-rate net synergies of ~$150 million Better positioned to capture additional growth Accretive to EPS 12 months after closing Cash provided by operations expected to be greater than capital expenditures 12 months after closing Stakeholders Customers Associates

Eckerd Overview Store Footprint(1) Store Overview Free Standing vs. In-line Average Sales Per Store Avg. Sales Per Store = $5.0 million Avg. Store Script Per Week = 1,205 Strategic Benefit to Rite Aid Increases presence Enhances presence in key areas that will ensure delivery of synergies Entry into North and South Carolina Increases footprint in Georgia and Virginia Strong performance in pharmacy sales and script growth Opportunity to improve front-end sales by applying Rite Aid’s “best practices” Store Age (1) As of August 24, 2006 Free Standing56%In-line44%Pharmacy74%Front-End26%1 - 3 Yrs15%4 - 6 Yrs11%7 - 10 Yrs63%10+ Yrs11%1491881072582862871372125356

Brooks Overview Store Footprint(1) Store Overview Free Standing vs. In-line Average Sales Per Store Avg. Sales Per Store = $5.7 million Avg. Store Script Per Week = 1,377 Strategic Benefit to Rite Aid The Brooks locations will enhance Rite Aid’s position in New England Entry into Massachusetts and Rhode Island Highly profitable stores given its position in most of its markets Strong growth per store Store Age (1) As of August 24, 2006 Free Standing41%In-line59%Pharmacy70%Front-End30%6313816547541 - 3 Yrs9%4 - 6 Yrs34%7 - 10 Yrs15%10+ Yrs42%

Strategic Overview Mary Sammons Chairman-Elect, President & Chief Executive Officer

Transaction Highlights Apply programs, best practices, management capabilities across larger store network to improve profitability through cost savings, sales growth Management has significant expertise in retail mergers and integration Enhance competitive position in sector with strong projected growth Accelerate revenue and earnings growth due to greater scale, more efficient operations and enhanced position Accelerate store development program through acquisition Expected annual net synergies of approximately $150 million 12 months after close Application of “best practices” Operational efficiency improvements at Eckerd and Brooks Potential to further realize revenue synergies and operational improvements Accretive to EPS 12 months after closing Cash provided by operations expected to be greater than capital expenditures 12 months after closing Largest drug store chain in the Eastern US Top 2 position in 78% of MSAs(3) Leading positions in NYC, District of Columbia, Philadelphia, Boston and Atlanta Larger national chain with increased presence in key strategic MSAs Increases store base by over 1,800 stores to over 5,100 (56% increase) Rite Aid currently operating in 14 of 18 states where Jean Coutu USA operates Pro forma fiscal 2006 revenues and adjusted EBITDA of $26.8 billion(1) and $1.2 billion(2), respectively Significant Increase in Footprint and Operating Scale Creates the Leading Drug Retailer in the Eastern US Value Creation Through Meaningful Synergies Better Positioned to Capture Additional Growth Strong Infrastructure, Superior Operating Experience (1) Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC on April 6, 2006. Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC on August 4, 2006 and in the attached schedule. (2) Assumes annual full run-rate net synergies of $150 million. (3) Based on Eastern US MSAs.

A Stronger National Drugstore Chain with Increased Presence Pro Forma for the Transaction, Rite Aid will have Approximately 5,177 Stores Nationally and Will Become the Largest Drug Store Retail Chain in the Eastern US Rite Aid states Brooks Eckerd states Rite Aid Brooks Eckerd states No. of Rite Aid stores No. of Brooks Eckerd stores 132 19 71 36 589 24 23 313 9 237 1 117 47 49 70 28 110 46 107 258 347 286 102 6 79 87 132 11 31 38 38 165 47 35 54 157 137 24 21 133 25 D.C. 5,177 Stores Total Rite Aid Distribution Centers Brooks Eckerd Distribution Centers 2 8 382 188 356 Note: As of August 24, 2006

Leadership Position in Key MSAs in the Eastern US Leadership Positions in Eastern US MSAs Metro Area Rankings 3 Hartford, CT 3 Nashville, TN 3 Boston, MA 3 Atlanta, GA 2 Allentown, PA 2 Worcester, MA 2 Albany, NY 2 Stamford, CT 2 Richmond, VA 2 Charlotte, NC 2 Providence, RI 2 District of Columbia 2 New York, NY 1 Raleigh Cary, NC 1 Rochester, NY 1 Buffalo, NY 1 Virginia Beach, VA 1 Pittsburgh, PA 1 Baltimore, MD 1 Philadelphia, PA Rank Metro Area Source: Metro Markets 2005 #1 Share38%#2 Share40%#3 Share12%Other10%

Achieves Scale Similar to Walgreens and CVS Source: Public filings Store Count56% Increase in Store Base Pro Forma 3,3195,1775,4016,17101,0002,0003,0004,0005,0006,0007,000

Substantial Growth Opportunities Strong industry fundamentals and favorable demographics Grow pharmacy sales by improving the pharmacy experience Focus on customer satisfaction Attract new customers Add health and wellness programs Maximize generic opportunity Grow front end sales through optimized pricing, promotions and category management Continue store development by capitalizing on new “Customer World” prototype Integrate Eckerd and Brooks stores under the Rite Aid banner

Scaleable Infrastructure Current opportunity requires many of the same capabilities Rite Aid has successfully built: Strong supply chain processes Solid vendor relationships Consistent pricing strategy Consistent advertising and product promotion programs Innovative marketing against target customer base Store and field structure to support “best practice” execution Stable and strong financial and management reporting Information systems are capable of supporting a significant increase in stores: Standard Scalable Developed and maintained using well established and controlled processes Supply chain is disciplined and has capacity

Rite Aid’s Current Management Team Has Demonstrated Turn Around Success. . . Mary Sammons and Her Current Management Team Hired to Turn Around the Business Significant Challenges Faced By Current Management Team in 2000 Restore business stability Rebalance front-end inventory Restore price integrity/credibility Significant Accomplishments by Current Management Team Stabilized store operations Addressed the out-of-stock levels in stores Rebuilt vendor relationships Adjusted prices on key front-end products to be competitive Established consistent national advertising and promotional programs Expanded important existing categories and added successful new categories Dramatically improved store level execution and standards Implemented robust private brand program Increased EBITDA from $185 million to $676 million since FY 2000 Completed refinancing to provide management with necessary time and liquidity to reposition business in June 2000 Reduced debt outstanding and total leverage and improved liquidity over time Minimize Risk – Maximize Opportunities Improve execution in the West Coast stores Resolve financial and accounting issues

. . .Resulting in Significant Improvement in Financial Performance

PHARMACY

EBITDA Margin Improvement



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Current Management Team
1.4%
2.5%
3.0%
3.9%
4.4%
4.3%
3.9%
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006

Increase in Front-End Sales



7.00%
5.00%
3.00%
1.00%
-1.00%
-3.00%
6.5%
3.6%
-2.2%
Current Management Team
Fiscal 2000
Fiscal 2001
Fiscal 2002

Sustained Debt Reduction



(Total Debt / EBITDA)
40.0x
35.0x
30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
Current Management Team
Reduced Total Debt by
$3 Billion Since Fiscal 2000
36.2x
15.7x
8.3x
5.7x
5.0x
4.6x
4.9x
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006

Interest Coverage Ratio Improvement



3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Current Management Team
NM
0.07x
1.2x
2.2x
2.4x
2.6x
2.6x
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006

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Synergy Opportunities & Integration Plan Approach Chris Hall Senior Vice President, Strategic Business Development

Realize Meaningful Gross Profit and Cost Synergies Gross Profit Improvement Advertising Expense Optimization Distribution Improvement & Other Cost Savings Corporate Administration Reduction ~$150 Million Annual Full Run-Rate Net Synergies Achieve Full Run-Rate Net Synergies 12 Months After Transaction Close

Net Synergy Detail

	Opportunities	Annual Full Run-Rate Amount
Gross Profit Improvement	**Front-end**: • Private brand • Shrink • Vendor funds and contracts **Pharmacy**: • Drug purchasing – generic and branded • Generic utilization • Shrink	~$115 million
Corporate Administration Reduction	• Headcount reductions primarily from elimination of redundant functions	~$55 million
Advertising Expense Optimization	• Elimination of duplicative print advertising	~$45 million
Distribution Improvement & Other Cost Savings	• Optimize distribution • Supply savings through use of online auctions • Other miscellaneous opportunities	~$35 million
Gross Synergies		**~$250 million**
Investment in Labor		~($40) million
Potential Dis-Synergies (up to)		~($60) million
Net Synergies		**~$150 million**

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RITE AID
With us, it's personal.

Further Upside From Potential Revenue Synergies. . . Front-End Same Store Sales Pharmacy Same Store Sales USA USA Opportunities at Brooks & Eckerd Stores Improve the following: In-stock positions New item introductions Seasonal merchandise, sales and sell-through Unique marketing and merchandising programs Reduce reliance on promotional sales Implement customer satisfaction tracking Integration into store development program Expand GNC concept 3.9% 2.6% 6.2% 5.3% Rite Aid Advantage 2.0% 0.3% 0.3% -2.1% Rite Aid Advantage Opportunities at Brooks & Eckerd Stores Increase the following: Senior loyalty program Prescription file buys Integration into store development program Improve generic mix Implement customer satisfaction tracking -2% -1% 0% 1% 2% 3% 4% 5% 2Q06 3Q06 4Q06 1Q07 Rite Aid Jean Coutu USA -4% -3% -2% -1% 0% 1% 2% 3% 4% 2Q06 3Q06 4Q06 1Q07 Rite Aid Jean Coutu USA

Pro Forma . . . And Continued Operational Improvements Adjusted EBITDA Margin(1) Without Net Synergies Pro Forma With Net Synergies(2) Potential Margin Upside Improvement (1) Adjusted EBITDA margin for Rite Aid based on fiscal 2006. Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC on April 6, 2006. Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC on August 4, 2006 and in the attached schedule. EBITDA margin for Walgreens and CVS based on LTM May 31, 2006 and July 1, 2006, respectively. (2) Assumes annual full run-rate net synergies of $150 million. Revenue Synergies and Additional Operational Improvements Provide Further Upside Opportunities at Brooks & Eckerd StoresGreater purchasing efficiencies due to increase in scale for both Rite Aid and Brooks / Eckerd Rationalize distribution center network Application of additional best practices Under performing store improvement 3.9% 3.9% 4.5% 7.3% 7.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0%

Dedicated Integration Team Focused on Successful Implementation Functional Detail Plan Integration Leadership Team Mary Sammons, Jim Mastrian, Pierre Legault, Chris Hall Integration Leader Chris Hall Synergy Control Project Manager PMO Communication, Change Mgmt, Training Category Mgmt Supply Chain Finance IT Infrastructure IT Development Construction Store Ops Rx Ops Marketing & Merchandising Supply Chain Operations Store Construction Pharmacy Services Pharmacy Operations Information Services Finance Human Resources Legal & Internal Audit Communication Dedicated Resources

Integration Plan Approach

Phase 1	Phase 2	Phase 3	Phase 4
Pre Closing	*7 – 9 Months*	*12 Months*	*2+ Years*
Store Analysis	Retrofit Planograms Store Systems Conversion Supply Chain Conversion	Remerchandising New Décor Package	Store Remodeling

Successful Integration & Conversion of Brooks / Eckerd Stores

Key Objectives

Integrate all Brooks and Eckerd stores while:

- Minimizing the effect on customers
- Treating all associates with fairness and sensitivity
- Facilitating timely, smooth execution of plans
- Delivering the expected synergies
- Delivering current period and quarterly results
- Facilitating timely and continuous communication to the rest of the organization
- Building a drugstore franchise

Key Guidelines

- Systems conversion
  - New state-of-the art point-of-sale system
  - New NexGen pharmacy system
  - VSAT communications and store manager support
- Supply chain conversion
  - Incorporate the merchandise necessary to support the mix in advance of the merchandise mix conversion
- Merchandise mix conversion
  - Seamless transition to Rite Aid private brand, planograms and assortment
  - Initially, incorporate new mix through planogram updates
- Décor upgrade package will apply to stores:
  - Key to rebranding the acquired stores
  - The package includes:
    - New exterior signs
  - Interior paint, signs and décor consistent with the Customer World design
    - Remerchandising and replanograming to achieve the appropriate mix and category
- Remodeling program for Brooks and Eckerd stores:
  - Major / minor remodels planned for all of Brooks and Eckerd stores

Maintain Continuity of the Business

25

Integration Expenditures $0 $87 million Severance, retention and other payments Training Conversion reset services Supplies $200 million $450 million $75 million $25 million Upgrade distribution centers $125 million $45 million Remodel all Brooks and Eckerd stores $0 $380 million Convert all Brooks and Eckerd stores to Rite Aid banner Store reset and décor upgrades for all Brooks and Eckerd stores Transfer all Brooks and Eckerd onto Rite Aid systems Back office and IT upgrade Next 12 Months First 12 Months Scope Store & System Conversion Distribution Center Upgrades Total Capital Expenditures Store Remodel Total One-Time Cash Integration Expenses Rite Aid Will Remodel Almost All Acquired Brooks and Eckerd Stores Over the Next Several Years

Financial Impact Kevin Twomey Executive Vice President, Chief Financial Officer

Terms & Conditions Standstill period effective as long as Jean Coutu Group and its affiliates own 5% of the total voting power of Rite Aid and for nine months thereafter. Jean Coutu Group and members of the Coutu family will be subject to certain standstill restrictions: Cannot purchase additional Rite Aid voting securities except for certain exceptions such as to exercise its preemptive rights Cannot commence or participate in a proxy fight; initiate or participate in the solicitation of stockholders with respect to stockholder proposals; form, encourage or participate in a group with respect to Rite Aid voting securities or group which seeks to acquire Rite Aid voting securities, affect control of Rite Aid; seek to control or influence management, the Board or policies of Rite Aid other than its designated directors acting in their capacities as directors of Rite Aid Board expanded from 12 to 14 directors with Jean Coutu designating four director nominees, at least two of whom must qualify as independent directors under NYSE regulations Jean Coutu Group board representation will decrease based on its voting power Mary Sammons, Rite Aid President and CEO, will become Chairman Michel Coutu will become co-Chairman Purchase by Rite Aid of 100% of the stock of Jean Coutu USA Transaction structured as a taxable acquisition of stock $1.45 billion of cash 250 million shares issued to Jean Coutu Group (32% ownership; 30.2% voting power) Rite Aid expects to assume Jean Coutu Group’s $850 million 8.5% Senior Subordinated Notes, subject to certain terms and conditions(1) Consideration Governance Standstill Transaction Structure (1) If assumed, notes will be guaranteed by all restricted subsidiaries; in addition, Rite Aid’s 9.25% notes will also be guaranteed by all restricted subsidiaries

Terms & Conditions Satisfaction of customary conditions Transaction approval by Rite Aid shareholders Closing is conditioned upon receiving regulatory approval unless such approval requires the divestiture of more than $60 million of four-wall (plus advertising) EBITDA Financing conditions generally mirror those outlined in the stock purchase agreement Restrictions in place to ensure that no acquiring party will own greater than 5% of Rite Aid’s common stock Registration Rights Agreement to ensure sales are made in an ordinary and managed manner Five year non-compete for Jean Coutu Group as it relates to US drugstore operations Non-Compete Transfer Restrictions Closing Conditions

Key Financial Metrics Rite Aid Revenues Rite Aid Pro Forma RevenuesFiscal 2006 Revenue = $17.3 billion Fiscal 2006 PF Revenue = $26.8 billion Rite Aid Pro Forma Fiscal 2006 Adjusted EBITDA($ in millions) 3.9% 3.9% 4.5% (1) Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC on April 6, 2006. (2) Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC on August 4, 2006 and in the attached schedule. Front-End 33% Pharmacy 67% Front-End 37% Pharmacy 63%

Rite Aid Reaffirms Fiscal 2007 Guidance(1) Sales Same Store Sales Adjusted EBITDA(2) $17.40 billion - $17.65 billion 2% - 4% $650 million - $725 million Diluted EPS ($0.07) per share - $0.02 per share Capital Expenditures(3)$450 million - $500 million Fiscal 2007 Guidance (1) Assumes transaction closes after Rite Aid’s fiscal 2007. Should transaction close prior to fiscal 2007 end, guidance may change. (2) Rite Aid Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC on June 22, 2006. (3) Excludes proceeds from sale leaseback transactions.

Actual Pro FormaActual (2) Leverage Over Time Post transaction close Rite Aid will have sufficient liquidity from $1.75 billion revolver to fund working capital and capital expenditure needs Significant de-leveraging over 24 months post transaction close as Rite Aid realizes full synergies and benefits from operating scale History of successfully operating in a leveraged environment and demonstrated de-leveraging Leverage Ratio(1) (1) Leverage ratio is total debt, including the amount of outstanding account receivables securitization, less excess cash divided by adjusted EBITDA excluding expenses associated with account receivables securitization. (2) Pro forma Fiscal 2006 EBITDA includes $150 million full run-rate net synergies. Rite Aid Fiscal 2006 Adjusted EBITDA is a non-GAAP financial measure and is defined and reconciled to operating results in its Form 8-K furnished to the SEC on April 6, 2006. Jean Coutu USA fiscal 2006 Adjusted EBITDA is a non GAAP financial measure and is defined and reconciled to operating results in its Form 6-K furnished to the SEC on August 4, 2006 and in the attached schedule. Projected 5.5x

Conclusion Chairman-Elect, President & Chief Executive Officer

Transaction Highlights Significant Increase in Footprint and Operating Scale Creates the Leading Drug Retailer in the Eastern USValue Creation Through Meaningful SynergiesBetter Positioned to Capture Additional GrowthStrong Infrastructure, Superior Operating Experience Significant Value Creation

[LOGO]

OIBA to Adjusted EBITDA Reconciliation Adjustments: 4 Non-Recurring Professional Fees (1) Other Non-Recurring Adjustments, net $369 Adjusted EBITDA 9 Non-Cash Asset Write-Offs, net 25 Closed Stores and Impairment Charges $332 Reported OIBA The following provides a reconciliation of Jean Coutu USA's reported operating income before amortization ("OIBA") for FY2006, as per the Form 6-K furnished to the SEC on August 4, 2006, to an Adjusted EBITDA figure which reflects the add-back of certain non-recurring items

Additional Information and Where to find it Rite Aid intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction.  The proxy statement will be mailed to the stockholders of Rite Aid.   STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011. PARTICIPANTS IN THE SOLICITATION Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid’s executive officers and directors.  Further information regarding persons who may be deemed participants will be available in Rite Aid’s proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction.